UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 6, 2024

SOLENO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36593	77-0523891
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

203 Redwood Shores Pkwy, Suite 500
Redwood City, CA 94065
(Address of principal executive offices)

(650) 213-8444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, $0.001 par value	SLNO	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

On June 6, 2024, Soleno Therapeutics, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders. Of the 33,411,329 shares of common stock outstanding as of April 15, 2024, the record date, 29,312,453 shares of common stock were represented at the meeting in person or by proxy, constituting approximately 87.7% of the outstanding shares of common stock entitled to vote and constituting a quorum for the transaction of business.

The stockholders of the Company voted on the following items at the Annual Meeting:

1.	To elect one Class I director to serve until the 2027 Annual Meeting of Stockholders or until his successor is duly elected and qualified;

2.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

3.	To approve the amended and restated 2014 Equity Incentive Plan.

Proposal One – Election of Directors

The table below presents the voting results of the election of the Class I director to the Company’s Board of Directors by the Company’s stockholders:

Nominee	Votes For	Votes Withheld	Percent of Voted	Broker Non-Votes
Andrew Sinclair	26,365,050	1,898,529	93.3%	1,048,874

Proposal Two – Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,161,052	135,205	16,194	0

Proposal Three – Approval of Amended and Restated 2014 Equity Incentive Plan

The Company’s stockholders approved the Company’s Amended and Restated 2014 Equity Incentive Plan, by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,406,447	8,853,933	3,199	1,048,874

ITEM 9.01 Exhibits

Exhibit No.	Description

10.1	Amended and Restated 2014 Equity Incentive Plan (amended and restated as of June 6, 2024).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLENO THERAPEUTICS, INC.

Date: June 6, 2024

	By:	/s/ Anish Bhatnagar
Anish Bhatnagar
Chief Executive Officer